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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                  March 27, 1997



                BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


   Colorado                       33-57342                     84-1158484
----------------          ------------------------           --------------
(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification
Incorporation)                                                     No.)



2060 Broadway, Suite 400
Boulder, Colorado                                            80302
---------------------------------------                     ---------
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:      (303) 444-0240
                                                         --------------

                                  No Change
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)






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Item 5.          Other Events

         (1) On March 27, 1997, the Black Hawk Gaming/Jacobs Entertainment, LLC, of which the Company owns a 75% interest, closed a $40 million construction loan agreement with Wells Fargo Bank, N.A. for the construction financing of their hotel/casino project under development in Black Hawk, Colorado.


Item 7.    Financial Statements and Exhibits

(a).       Financial Statements                           None


           Description                 Exhibit Number     Description
           -----------                 --------------     -----------

           Exhibits filed herewith     10.3.27.97         Loan Agreement











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                                  SIGNATURES
                                  ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BLACK HAWK GAMING &
                                        DEVELOPMENT COMPANY, INC.



                                        By:  /s/ Stephen R. Roark, President



Date:  March 27, 1997




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                                EXHIBIT INDEX



EXHIBIT
NUMBER                 DESCRIPTION
--------------         --------------
10.3.27.97             Loan Agreement